SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2005

INYX, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-83152	75-2870720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Third Avenue, 40th Floor, New York, NY 10022
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 13, 2005, Registrant issued a press release announcing its reported updated financial guidance for 2005 and 2006. Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be “filed”, with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

99.1 Press Release regarding reported updated financial guidance for 2005 and 2006.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INYX, INC.

Dated: September 13, 2005	By:	/s/ Jack Kachkar
Jack Kachkar, Chairman and CEO

INDEX TO EXHIBITS

99.1 Press Release regarding reported updated financial guidance for 2005 and 2006.